UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Farmland Partners Inc. (the “Company”) held on April 28, 2026 (the “Annual Meeting”), the stockholders of the Company considered four proposals, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 17, 2026 (the “Proxy Statement”). Holders of 34,070,290 shares of the Company’s common stock, par value $0.01 per share, were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect the five director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Luca Fabbri	21,773,792	267,609	12,028,889
John A. Good	18,002,615	4,038,786	12,028,889
Danny D. Moore	15,370,422	6,670,979	12,028,889
Paul A. Pittman	20,572,299	1,469,105	12,028,889
Bruce J. Sherrick	17,889,873	4,151,528	12,028,889

Proposal 2: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

For	Against	Abstentions
33,798,928	171,010	100,352

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
20,008,416	1,640,673	392,312	12,028,889

Proposal 4: To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
21,322,130	107,849	510,017	101,405	12,028,889

Consistent with its voting recommendation, the Company’s Board of Directors has determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required non-binding advisory vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

April 30, 2026	By:	/s/ Christine M. Garrison
Christine M. Garrison
General Counsel and Secretary